THE GREATER CHINA FUND, INC.
================================================================================


REPORT OF THE INVESTMENT MANAGER

Performance

The Greater China Fund's (the "Fund") net asset value appreciated $6.57 during the six months ended June 30, 1997, increasing from $19.49 to $26.06. In addition, a dividend of $0.1219 was declared on March 25, 1997 and paid on April 18, 1997.

CHINA

Market Review

During the six month period under review, the Chinese stock markets have experienced a somewhat volatile environment. Share prices rose sharply in the early months of the year on the back of buoyant domestic liquidity conditions and the prospect of an improving economic outlook. Nevertheless, administrative measures adopted by the government to cool down "excessive" speculation in the market, led to a drastic retreat of both 'A' and 'B' share values. Shenzhen-listed shares, in particular, were hardest hit due to greater participation by domestic retail investors than on the Shanghai Exchange.

Despite this volatility, the 'B' share markets continued to expand. During the period under review, eight new 'B' shares were listed in Shanghai and Shenzhen, some of which the Fund participated in.

Prospects

The outlook for China stocks remains positive, given the prospect of a recovery in the domestic economy, and hence corporate earnings, as well as a stable political environment. Government policy towards the stock markets, however, is expected to remain a source of volatility.

The Chinese economy appears to be moving out of its cyclical trough and entering a phase of disinflationary recovery. The economy registered steady growth in the first few months of 1997. In May, consumer price inflation was only 2.8%, the lowest level since 1990, indicating that inflation has been kept under control. This has created a favorable environment for the government to ease credit further in order to counter the problems of mounting inventory and unemployment. While a substantial reduction in interest rates is not expected, given its stimulative impact on stock market speculation, an effort to make more credit available is likely.

The external sector of the Chinese economy has achieved encouraging performance. For the first five months of 1997, a trade surplus of $13.9 billion was recorded, surpassing the $12.2 billion trade surplus for all of 1996. This can be attributed to a strong recovery in exports (which surged 27% in the first five months of the year) and a weakening of imports. Taking into consideration the sustained strength in developed economies and the renewal of China's Most-Favored-Nation status by the U.S., China's trade should continue to recover.

On the political front, little has changed in the last six months with the important exception of the death of paramount leader Deng Xiaoping. While this caused some initial concern, the impact on the collective leadership centered around Deng's successor Jiang Zemin appears to be minimal and it is anticipated that its power will be further confirmed at the forthcoming Party Congress.

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================


REPORT OF THE INVESTMENT MANAGER (continued)

HONG KONG

Review

The Hang Seng Index gained 13% during the first half of 1997, closing the period at a record high of 15,197. Contrary to conventional rallies, utilities and banks proved to be the best performing sectors, outperforming the benchmark index by 22.7% and 19.8%, respectively. Surprisingly, however, the property sector experienced a poor start to the year, losing 5.2% during the six month period. Red Chip companies, (broadly defined as Hong Kong listed companies with mainland Chinese parents), however, performed well, as asset acquisitions at attractive valuations enhanced earnings growth and shareholder value.

The remarkable performance of utilities can almost certainly be attributed to recent shareholding changes and "China fever" which has dominated the market since the beginning of the year. The potential for growth of both Hong Kong Telecom and China Light & Power were much enhanced by increased investment from mainland organizations. The euphoria towards China plays spread quickly to the banking sector. For example, Hang Seng Bank (a separately listed subsidiary of Hong Kong and Shanghai Bank Corporation) was the latest candidate believed to have "Red Chip" potential. As a result of this forecast, the bank staged a strong comeback in June--rising 19%, but still has a long way from catching up to its parent, which gained 41% during the first half of the year. The share price was bid up by the British investment community, which in our view, finally appreciated the company's excellent Asian growth prospects.

The poor performance of the property sector, which traditionally leads Hong Kong's bull market runs, was due to concerns regarding the overheating of the residential property market and potential government intervention.

Prospects

In the future, China's influence will inevitably play an increasing role in the Hong Kong market. Following a lengthy build-up, China finally resumed sovereignty over Hong Kong on June 30th and established it as a Special Administrative Region. While Hong Kong's way of life should be preserved under the one-country two systems framework, subtle changes have already begun to take place. From an investor's point of view, the most prominent of these is the increased control over many of the territory's strategic assets. Evidence of this is perhaps best seen in the increased holdings of mainland interests in companies such as Cathay Pacific. This process is likely to persist and predictions are that the media and banking sectors are likely to be targeted next. Fortunately, this trend appears to be commercially rather than politically driven and the corporate restructuring involved should serve to maintain the upward movement of the Hang Seng Index. The inevitable result of this process is increased value for shareholders.

In view of the territory's close trade relationship with the mainland, the current revival of the Chinese economy bodes well for Hong Kong. Despite somewhat lackluster year-to-date-performance from Hong Kong's exports, primarily due to the changing local trade structure (from re-export to trans-shipment), container throughout recorded growth of 13.2% during the first five months of the year. This implies that a surplus in the service trade account is offsetting a deficit in the manufacturing trade account. Economic data for the six month period ending June 30, 1997, indicates an acceleration in the local economy, providing a favorable business outlook for the second half of the year.

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================


REPORT OF THE INVESTMENT MANAGER (continued)

Hong Kong's newly appointed Chief Executive, C.H. Tung, has expressed a commitment to curb excessive speculation in the residential property sector. This commitment has taken the form of threatened short-term measures, such as the imposition of higher registration or capital gains taxes. These measures would certainly lead to a further correction of the property market. While this scenario may indicate a rather bleak outlook for the property market, C.H. Tung's intention is to not damage the market, but rather to tackle the long-standing supply bottleneck. This most likely signifies that property shares will remain volatile in the short-term, however, the long-term outlook for the sector remains bright.

OTHER MARKETS

Taiwan

The Taiwanese market continued its rally and ended the period at a seven-year high. Having bottomed in 1996, there are signs that the Taiwanese economy is shifting from its early recovery phase to the expansion phase of the business cycle. Economic figures, which were rather mixed earlier this year, have gradually strengthened in the second quarter. For example, solid increases in industrial production and export orders during the period indicate a revival of domestic as well as export demand. In addition, the unemployment rate, a lagging economic indicator, fell from a high of 3.0% in February 1997 to 2.5% in May 1997. This data signifies that Taiwan's economy has moved out of the trough of 1996 and that prospects are good for healthy economic growth during the second half of this year.

While the outlook for Taiwan remains positive, it is possible, however, that the potential for growth may be less robust than expected in the second half of 1997 as the market is likely to turn from being liquidity-driven to fundamental-driven.

--------------------------------------------------------------------------------

CONCLUSION

The modest recoveries in China and Hong Kong appear set to continue into 1998 while inflation remains under control. Hence, the positive outlook for earnings in both markets remain intact. The increased presence of Chinese interests in Hong Kong businesses could be seen as either a threat to, or an opportunity for, investors. Overall, the Investment Manager interprets this development as beneficial for the Fund. For Hong Kong companies, there will be improved opportunities to expand relationships in mainland China. Red Chip companies through the nature of their ownership, will continue to benefit from the advantageous position they hold for acquiring good quality mainland assets at attractive valuations.

The downside to the strong performance of Chinese shares and Red Chips is that it is likely to lead to increased volatility. This forecast should not however distract those investors looking to take advantage of the long-term perspective. We maintain a positive stance on these stocks, but remain cautious of the divergence in both their operating environment and management strength.


Baring International Investment (Far East) Limited
Hong Kong

July 21, 1997


================================================================================

THE GREATER CHINA FUND, INC.
================================================================================


PORTFOLIO OF INVESTMENTS

June 30, 1997
(Unaudited)

                                                               Value
    Shares   Description                                     (Note 1)
    ------   -----------                                     --------

             EQUITIES AND EQUITY EQUIVALENTS -- 95.9%

             CHINA -- 24.9%

             BUILDING MATERIALS -- 1.0%
 2,908,828   China Southern Glass Co. "B"                  $  1,520,627
 1,250,000   Shanghai Yaohua Pilkington Glass "B"               452,500
   800,000   Shenzhen Fangda Co. "B"                          1,161,695
                                                           ------------
                                                              3,134,822
                                                           ------------
             CONSUMPTION -- 0.1%
 2,580,000   Shanghai Narcissus Electric "B"                    366,360
                                                           ------------
             INFRASTRUCTURE -- 0.8%
   450,000   Gauangdong Prov. Express
               Development Share Co.                            284,615
10,074,000   Zhejiang Expressway "H"*                         2,444,609
                                                           ------------
                                                              2,729,224
                                                           ------------
             MANUFACTURING -- 10.9%
 2,525,536   China International Marine
               Containers "B"                                 2,982,801
11,400,000   First Tractor Co. "H"*                           7,430,976
19,800,000   Harbin Power Equipment "H"                       4,370,297
   800,000   Hubei Sawonda Co. Ltd. "B"*                        453,319
 4,953,200   Inner Mongolia Erdos Cashmere
               Products Co. "B"                               4,160,688
 5,830,000   Qingling Motor Cos. "H"                          3,010,081
 8,464,080   Shanghai Diesel Engine Co. Ltd. "B"              2,877,787
 3,070,000   Wafangdian Bear "B"*                             1,989,261
 3,522,300   Weifu Fuel Injection "B"                         2,091,384
12,540,000   Yizheng Chemical Fibre Co. Ltd. "H"              2,233,707
11,124,000   Zhenhai Refining & Chemical Co. "H"              4,163,980
                                                           ------------
                                                             35,764,281
                                                           ------------
             METAL -- 0.5%
 1,800,000   Bengang Steel Plates "B"*                          552,967
 3,652,000   Jiangxi Copper Co. "H"*                          1,001,704
                                                           ------------
                                                              1,554,671
                                                           ------------
             SERVICES -- 7.4%
 2,737,680   China Merchant Shekou
               Port Service Co. Ltd. "B"                      1,501,832
 1,000,000   Chiwsan Wharf Holdings Ltd. "B"                    611,826
 3,460,000   Nanjing Posts & Tel. "B"*                        1,670,311
11,446,160   Shanghai Dazhong Taxi Co. Ltd. "B"              10,164,190
16,224,000   Shanghai Haixing Shipping "H"*                   9,109,548
   228,155   Shanghai New Asia Group "B"                        124,573
 2,000,000   Tietsen Marine Shipping "B"*                     1,144,000
                                                           ------------
                                                             24,326,280
                                                           ------------
             UTILITIES -- 4.2%
11,500,000   Beijing Datang Power Co. "H"*                    5,306,688
   334,100   Huaneng Power International ADR "N"*             8,519,550
                                                           ------------
                                                             13,826,238
                                                           ------------
             Total China                                     81,701,876
                                                           ------------



                                                                Value
    Shares   Description                                      (Note 1)
    ------   -----------                                      --------

             HONG KONG -- 70.8%

             BANKING -- 6.5%
   360,000   Hang Seng Bank                                $  5,134,692
   132,800   HSBC Holdings                                    3,993,959
 5,276,697   The Ka Wah Bank Ltd.                             6,776,959
 1,860,000   Union Bank of Hong Kong                          5,401,882
                                                           ------------
                                                             21,307,492
                                                           ------------
             CONGLOMERATE -- 21.8%
 5,860,000   China Resources Enterprise                      28,742,917
 2,418,000   Citic Pacific Ltd.                              15,137,274
 3,844,000   Guangdong Investment Ltd.                        5,805,222
   684,400   Guangdong Investment Ltd. Warrants,
               expiring 7/30/99*                                322,443

 2,145,000   Hutchison Whampoa Ltd.                          18,619,551
   312,500   Swire Pacific, Class A                           2,823,564
                                                           ------------
                                                             71,450,971
                                                           ------------
             CONSTRUCTION -- 1.1%
 5,600,000   Hopewell Holdings                                3,541,879
                                                           ------------
             CONSUMPTION -- 4.3%
 3,410,000   Giordano International Ltd.                      2,310,805
 5,514,000   NG Fung Hong Ltd.                                8,256,089
14,046,000   Tingyi Holding Corp.                             3,499,126
                                                           ------------
                                                             14,066,020
                                                           ------------
             INFRASTRUCTURE -- 8.8%
 2,113,000   Cheung Kong Infra. Holdings                      6,123,017
 4,664,000   Cosco Pacific Ltd.                              10,806,191
 4,148,574   New World Infrastructure*                       11,780,701
                                                           ------------
                                                             28,709,909
                                                           ------------
             MANUFACTURING -- 0.8%
 1,410,000   VTech Holdings Ltd.                              2,657,184
                                                           ------------
             REAL ESTATE DEVELOPMENT -- 15.9%
 1,200,000   Cheung Kong Holdings                            11,849,289
 5,000,000   Concord Land Development                         5,485,782
12,000,000   Far East Hotels & Entertainment*                 5,382,520
 1,791,802   Henderson China Holdings Ltd.                    3,018,215
 3,000,000   Lai Sun Development                              3,368,916
 2,200,000   New World Development Co. Ltd.                  13,204,600
   833,000   Sun Hung Kai Properties Ltd.                     9,999,484
                                                           ------------
                                                             52,308,806
                                                           ------------
             SERVICES -- 0.8%
 5,856,000   Chu Kong Shipping Development Co.*               2,740,051
                                                           ------------
             TRADING -- 2.9%
 1,517,000   Shanghai Industrial Holdings                     9,438,049
                                                           ------------
             UTILITIES -- 0.1%
   180,000   Hong Kong & China Gas                              360,126
                                                           ------------

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================


                                                                Value
    Shares   Description                                      (Note 1)
    ------   -----------                                      --------

             HONG KONG -- (continued)

             MISCELLANEOUS -- 7.8%
 3,614,000   China Everbright IHD Pacific Ltd.*            $ 10,799,130
 3,598,000   China Merchant Hai Hong
              Holdings Co. Ltd.                              11,169,298
16,140,000   CNPC Hong Kong Ltd.*                             3,583,287
                                                           ------------
                                                             25,551,715
                                                           ------------
             Total Hong Kong                                232,132,202
                                                           ------------

             KOREA -- 0.0%

             MANUFACTURING -- 0.0%
       652   Samsung Electronics                                 51,764
                                                           ------------

             TAIWAN -- 0.2%

             MISCELLANEOUS -- 0.2%
        52   Taipei Fund IDR                                    659,308
                                                           ------------
             Total Equities and Equity Equivalents
               (cost $194,910,822)                          314,545,150
                                                           ------------



Principal
  Amount                                                      Value
  (000)      Description                                     (Note 1)
  -----      -----------                                     --------
             FIXED INCOME -- 1.5%

             CHINA

             MANUFACTURING -- 1.3%
US$ 4,500    Qingling, Convertible Bonds
              3.5%, due 1/22/2002                          $  4,422,600
                                                           ------------

             HONG KONG

             REAL ESTATE DEVELOPMENT -- 0.2%
HK$ 5,250    Hong Kong Resort International Ltd.,
               6.00%, due 6/26/2000                             626,831
                                                           ------------
             Total Fixed Income
               (cost $4,954,318)                              5,049,431
                                                           ------------
             TIME DEPOSITS -- 3.4%
US$    89    Brown Brothers Harriman & Co.,
               Grand Cayman, 4.50%**                             89,000
   11,200    Rabo Bank,
               Grand Cayman, 4.50%**                         11,200,000
                                                           ------------
             Total Time Deposits
               (cost $11,289,000)                            11,289,000
                                                           ------------
             TOTAL INVESTMENTS -- 100.8%
               (cost $211,154,140)                          330,883,581
             Liabilities in excess of other
               assets -- (0.8%)                              (2,749,018)
                                                           ------------
             NET ASSETS -- 100.0%                          $328,134,563
                                                           ============
----------

  *    Non-income producing security.

 ** Variable rate account -- rate resets on a monthly basis; amount available upon 48 hours' notice.

ADR -- American Depositary Receipt

IDR -- International Depositary Receipt


                       See Notes to Financial Statements.

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================


   STATEMENT OF ASSETS AND LIABILITIES

   June 30, 1997
   (Unaudited)

   ASSETS
   Investments, at value (cost $211,154,140)                     $330,883,581
   Cash (including foreign currency of $883,707 with a
     cost of $883,478)                                                948,304
   Receivable for investments sold                                 13,282,558
   Dividends and interest receivable                                  590,937
   Deferred organizational expenses and other assets                   84,847
                                                                 ------------
        Total assets                                              345,790,227
                                                                 ------------
   LIABILITIES
   Payable for investments purchased                               16,849,522
   Investment management fee payable                                  311,283
   Administration fee payable                                          51,038
   Accrued expenses and other liabilities                             443,821
                                                                 ------------
        Total liabilities                                          17,655,664
                                                                 ------------
   NET ASSETS                                                    $328,134,563
                                                                 ============
   COMPOSITION OF NET ASSETS
   Common stock, $0.001 par value; 12,593,049 shares issued
     and outstanding (100,000,000 shares authorized)             $     12,593
   Paid-in capital in excess of par                               170,419,027
   Dividends in excess of net investment income                    (2,236,107)
   Accumulated net realized gain on investments                    40,210,128
   Net unrealized appreciation of investments and other
     assets and liabilities denominated in foreign currency       119,728,922
                                                                 ------------
   NET ASSETS                                                    $328,134,563
                                                                 ============
   Shares Outstanding                                              12,593,049
                                                                 ------------
       NET ASSET VALUE PER SHARE                                       $26.06
                                                                 ============

                       See Notes to Financial Statements.

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================


   STATEMENT OF OPERATIONS

   For the Six Months Ended June 30, 1997
   (Unaudited)

   INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $28,737)        $ 2,424,298
   Interest                                                           129,338
                                                                  -----------
      Total investment income                                       2,553,636
                                                                  -----------
   EXPENSES
   Investment management fees                                       1,608,721
   Administration fees                                                264,834
   Custodian and accounting fees                                      250,517
   Directors' fees and expenses                                       114,048
   Shareholder reports expense                                         50,802
   Legal fees and expenses                                             50,766
   Audit fees and expenses                                             22,839
   Amortization of organizational expenses                             12,140
   New York Stock Exchange listing fee                                 12,127
   Transfer agent's fees and expenses                                   4,587
   Miscellaneous expenses                                               1,791
                                                                  -----------
      Total expenses                                                2,393,172
                                                                  -----------
   Net investment income                                              160,464
                                                                  -----------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
     Investments                                                   45,307,339
     Foreign currency transactions                                    (36,642)
                                                                  -----------
                                                                   45,270,697
                                                                  -----------
   Net change in unrealized appreciation/depreciation of:
     Investments                                                   38,856,100
     Other assets and liabilities denominated in
       foreign currency                                                (1,065)
                                                                  -----------
                                                                   38,855,035
                                                                  -----------
   Net realized and unrealized gain on investments
     and foreign currency transactions                             84,125,732

   NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS          $84,286,196
                                                                  ===========


                       See Notes to Financial Statements.

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================


STATEMENT OF CHANGES IN NET ASSETS

                                                    For the
                                                 Six Months
                                                      Ended        For the Year
                                              June 30, 1997               Ended
                                                (Unaudited)    December 31, 1996
                                              -------------    -----------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                          $    160,464       $  1,190,587
Net realized gain on investments
  and foreign currency transactions              45,270,697          2,051,827
Net change in unrealized appreciation/
  depreciation of investments and
  other assets and liabilities
  denominated in foreign currency                38,855,035         69,206,724
                                               ------------       ------------
Total from investment operations                 84,286,196         72,449,138
                                               ------------       ------------
DIVIDENDS TO SHAREHOLDERS
From net investment income                             --           (1,141,575)
In excess of net investment income               (1,535,093)          (369,591)
                                               ------------       ------------
Total dividends to shareholders                  (1,535,093)        (1,511,166)
                                               ------------       ------------
FUND SHARE TRANSACTIONS
Proceeds from dividends reinvested                     --               84,972
Proceeds from the sale of shares in
  rights offering                                      --           35,640,952
Offering costs charged to paid-in
  capital in excess of par                             --             (526,378)
                                               ------------       ------------
Total Fund share transactions                          --           35,199,546
                                               ------------       ------------
Net increase in net assets                       82,751,103        106,137,518

NET ASSETS
Beginning of period                             245,383,460        139,245,942
                                               ------------       ------------
End of period                                  $328,134,563       $245,383,460
                                               ============       ============


                       See Notes to Financial Statements.

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================


NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies which derive or are expected to derive a significant portion of their revenues from goods produced or sold, investments made or services performed in China. The Fund had no operations until July 7, 1992, when it sold 7,200 shares of common stock for $100,440 to Baring International Investment (Far East) Limited (the "Investment Manager"), an indirect wholly-owned subsidiary of ING Group. Investment operations commenced on July 23, 1992. Organizational costs of $123,000 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS

All securities for which market quotations are readily available are valued at the last sales price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) the foreign currency market value of investments and other assets and liabilities stated in foreign currency at the closing rate of exchange on the valuation date; and

(ii) purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================


The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute to shareholders, at least annually, substantially all of its net investment income and net realized capital gains, if any. Such dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains, respectively, are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income and distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital in excess of par.

On March 25, 1997, the Board of Directors declared an ordinary income dividend of $0.1219 per share. The dividend was paid on April 18, 1997 to shareholders of record on April 4, 1997.

TAX STATUS

   United States

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. In addition, by distributing during each calendar year substantially all of its ordinary income, long-term capital gains and certain other amounts, if any, the Fund intends not to be subject to a U.S. federal excise tax.

   China

Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Tax Bureau has determined that dividends paid on "B" shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to "H" shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================


Ruling, capital gains from the sale of "B" shares and shares of a PRC company listed on a non-PRC securities exchange, including "H" shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 20% withholding tax.

In the future, were the July Ruling to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%.

   Hong Kong

Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. Additionally, there is no tax in Hong Kong on capital gains realized from the disposition of such securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 17.5% for corporations.

   Other Foreign Countries

The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

--------------------------------------------------------------------------------

NOTE 2 INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has an investment management agreement ("Investment Management Agreement") with the Investment Manager. In accordance with the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Inc. ("PaineWebber"), has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

================================================================================

THE GREATER CHINA FUND, INC.
================================================================================


NOTE 3 TRANSACTIONS WITH AFFILIATES

The Investment Manager, out of its own assets, pays PaineWebber a quarterly fee at an annual rate of 0.10% of the Fund's average weekly net assets in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investments). For the six months endedJune 30, 1997, $128,698 was paid or accrued by the Investment Manager to PaineWebber for such services.

--------------------------------------------------------------------------------

NOTE 4 PORTFOLIO SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1997 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of $119,729,441 was composed of gross appreciation of $126,851,724 for those securities having an excess of value over cost and gross depreciation of $7,122,283 for those securities having an excess of cost over value.

For the six months ended June 30, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $119,237,682 and $128,044,203, respectively.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency lossesoccurring after October 31, 1996 in the amount of $8,857. Such losses are treated for tax purposes as arising on January 1, 1997.

At December 31, 1996, the Fund had a capital loss carryforward of $4,829,037 available as a reduction, to the extent provided in the regulations, of any future net capital gains realized before the end of fiscal year 2003. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

--------------------------------------------------------------------------------

NOTE 5 CAPITAL STOCK

Of the 12,593,049 shares outstanding at June 30, 1997, the Investment Manager owned 7,663 shares. There were no transactions in shares of common stock for the six months ended June 30, 1997. Transactions in shares of common stock for the year ended December 31, 1996 were as follows:

                                                                   For the Year
                                                                          Ended
                                                              December 31, 1996
                                                              -----------------
Shares outstanding, beginning of period                            9,589,377
  Shares issued resulting from dividend reinvestment                   5,327
  Shares issued in connection with rights offering                 2,998,345
                                                                  ----------
  Net increase in shares outstanding                               3,003,672
                                                                  ----------
Shares outstanding, end of period                                 12,593,049
                                                                  ==========

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                                       12

THE GREATER CHINA FUND, INC.
================================================================================


NOTE 6 CONCENTRATION OF RISK

The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

--------------------------------------------------------------------------------

NOTE 7 RIGHTS OFFERING

During the year ended December 31, 1996, the Fund issued 2,998,345 shares in connection with a rights offering of the Fund's shares. Shareholders of record on April 15, 1996 were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every four rights held at a subscription price of $12.35 per share. Offering costs of $526,378 were charged to paid-in capital in excess of par, including $100,000 paid to PaineWebber, as partial reimbursement for its expenses as dealer manager. Dealer manager and soliciting fees of $1,388,609 were netted against the proceeds of the subscription. PaineWebber informed the Fund that they received approximately $585,000 and $112,500 in dealer manager and soliciting fees, respectively, in connection with its participation in the rights offering.

--------------------------------------------------------------------------------

NOTE 8 ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on April 22, 1997. Shareholders voted to re-elect Richard Graham, John A. Hawkins and Tak Lung Tsim as Directors, and to ratify the appointment of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending December 31, 1997. The resulting vote count for each proposal is indicated below:

                                                   For       Withheld Authority
                                                ---------    ------------------
1. Election of Directors:
     Richard Graham                             9,753,064          126,932
     John A. Hawkins                            9,747,986          132,010
     Tak Lung Tsim                              9,762,291          117,705


In addition to the above re-elected Directors, Mr. Richard B. Bradley, Mr. Edward Y. Baker, Mr. John A. Bult,Mr. Don G. Hoff and Mr. Jonathan J.K. Taylor continue to serve as Directors of the Fund.

                                                                        Withheld
                                                For         Against    Authority
                                                ---         -------    ---------
2. Ratification of the appointment of
     Price Waterhouse LLP as the Fund's
     independent accountants                 9,780,042       72,130      27,824

================================================================================


THE GREATER CHINA FUND, INC.
=================================================================================================================================


FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:


                                                            For the                                                 For the Period
                                                         Six Months                                                 July 23, 1992+
                                                              Ended          For the Year Ended December 31,               through
                                                      June 30, 1997    ---------------------------------------------  December 31,
                                                        (Unaudited)      1996        1995        1994         1993            1992
                                                          --------     --------    --------    --------     --------    ----------
Net asset value, beginning of period                      $  19.49     $  14.52    $  14.29    $   23.79     $  13.40    $  13.95++
                                                          --------     --------    --------    ---------    --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)                                  0.01         0.10*       0.20         0.12*        0.02       (0.00)
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           6.68         5.93*       0.29        (8.92)*      11.00       (0.38)
                                                          --------     --------    --------    ---------    --------    --------
    Total from investment operations                          6.69         6.03        0.49        (8.80)       11.02       (0.38)
                                                          --------     --------    --------    ---------    --------    --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                    --          (0.09)      (0.20)       (0.09)       (0.01)        --
In excess of net investment income                           (0.12)       (0.03)       --           --             --         --
From net realized gain on investments                         --           --         (0.01)       (0.06)       (0.62)        --
In excess of net realized gain on investments                 --           --         (0.05)        --            --          --
                                                          --------     --------    --------    ---------    --------    --------
    Total dividends and distributions to shareholders        (0.12)       (0.12)      (0.26)       (0.15)       (0.63)        --
                                                          --------     --------    --------    ---------    --------    --------
FUND SHARE TRANSACTIONS
Dilutive effect of rights offering                            --          (0.89)       --          (0.46)         --          --
Offering costs charged to paid-in capital
  in excess of par                                            --          (0.05)     --            (0.09)         --        (0.17)
                                                          --------     --------    --------    ---------    --------    --------
    Total Fund share transactions                             --          (0.94)     --            (0.55)         --        (0.17)
                                                          --------     --------    --------    ---------    --------    --------
Net asset value, end of period                              $26.06       $19.49      $14.52       $14.29       $23.79      $13.40
                                                          ========     ========    ========    =========    ========    ========
Market value, end of period                                 $21.31       $15.63      $14.13       $12.13       $26.75      $12.38
                                                          ========     ========    ========    =========    ========    ========
TOTAL INVESTMENT RETURN (1)(2)                              37.46%       15.53%      18.48%     (52.01)%      122.01%    (11.29)%
                                                          ========     ========    ========    =========    ========    ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                   $328,135     $245,383    $139,246    $ 136,994     $160,783    $ 90,543
Ratio of expenses to average net assets                      1.86%**      2.07%       2.36%        2.08%        2.22%       2.43%**
Ratio of net investment income (loss) to
 average net assets                                          0.12%**      0.65%       1.39%        0.63%        0.11%     (0.04)%**
Portfolio turnover                                             45%          37%         32%          22%          31%          1%
Average commission rate paid per share of common
 stock investments purchased/sold (3)                     $ 0.0023     $ 0.0015       --           --           --          --

----------------

+    Commencement of investment operations.

++   Initial public offering price of $15.00 per share of net of underwriting discount of $1.05 per share.

*    Based on average shares outstanding.

**   Annualized.

(1)  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period, and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(2)  Total investment return for a period of less than one year is not annualized.

(3)  Disclosure effective for fiscal years beginning on or after September 1, 1995.

=================================================================================================================================

                                      GCH

                                     LISTED

                                      NYSE

                                     LOGO

DIRECTORS

Richard B. Bradley, Chairman
Edward Y. Baker
John A. Bult
Richard Graham
John A. Hawkins
Don G. Hoff
Jonathan J.K. Taylor
Tak Lung Tsim

OFFICERS

David G.P. Scholfield, President
Peter Cairns, Secretary
Henry Ho, Vice President
Julian F. Sluyters, Vice President
C. William Maher, Treasurer and Assistant Secretary

INVESTMENT MANAGER

Baring International Investment (Far East) Limited
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

CUSTODIAN

Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

SHAREHOLDER SERVICING AGENT

PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

White & Case
1155 Avenue of the Americas
New York, New York 10036

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

     The financial information included herein is taken from the records of the Fund without examination by independent accountants, who did not express an opinion hereon.

     This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc.for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

            The Greater China Fund, Inc.
            1285 Avenue of the Americas
            New York, New York 10019

            For information call (212) 713-2848

Additional information (including updated net asset value and market price) may be obtained through the Fund's dedicated toll-free number, 800-655-2599.



                            THE GREATER CHINA
                            FUND, INC.

                        ----------------------------

                            SEMI-ANNUAL REPORT
                            JUNE 30, 1997